Principal Life Insurance Company
Principal Life Insurance Company Separate Account B
Supplement dated February 18, 2025
to the Summary Prospectus for New Investors dated May 1, 2024 for
Principal® Lifetime Income Solutions II Variable Annuity
(as previously supplemented)

This supplement updates information contained in the Summary Prospectus for New Investors for the variable annuity contract referenced above. Please retain this supplement for future reference.

Add the following section immediately prior to the section titled “KEY INFORMATION TABLE”:

SPECIAL TERMS
The terms defined below are used throughout this Prospectus.
Accumulated Value (Contract Accumulated Value) - the sum of the values in the DCA Plus Account(s) and the Separate Account Divisions.
Anniversary - the same date and month of each year following the Contract Date.
Annuitant - the person, including any joint annuitant, on whose life the annuity benefit payment is based. This person may or may not be the Owner.
Annuitization - application of a portion or all of the accumulated value to an annuity benefit payment option to make income payments.
Annuitization Date - the date all of the Owner’s accumulated value is applied to an annuity benefit payment option.
Automatic Portfolio Rebalancing (APR) - the Transfer of money among Your Separate Account Divisions on a set schedule to maintain a specified percentage in each Separate Account Division.
Surrender Value - the accumulated value minus any applicable Surrender Charges and fee(s) (contract fee and/or prorated share of the charge(s) for the rider(s)).
Contract Date - the date that the Contract is issued and which is used to determine Contract Years.
Contract Year - the one-year period beginning on the Contract Date and ending one day before the contract anniversary and any subsequent one-year period beginning on a contract anniversary (for example, if the Contract Date is June 5, 2016, the first contract year ends on June 4, 2017, and the first contract anniversary falls on June 5, 2017).
Data Page - that portion of the Contract which contains the following: Owner and Annuitant data (names, gender, Annuitant age); the Contract Date; maximum Annuitization Date; Contract charges and limits; benefits; and a summary of the riders included.
Dollar Cost Averaging Plus (DCA Plus) Account - an account which uses a guaranteed interest rate to calculate interest earned for a specific amount of time.
Good Order - an instruction or request is in good order when it is received in Our Home Office, or other place We may specify, and has such clarity and completeness that We do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.
Home Office - Company’s corporate headquarters located at Principal Financial Group, Des Moines, Iowa 50392-1770.

Investment Options - the DCA Plus Accounts and Separate Account Divisions.
Joint Annuitant - an Annuitant whose life determines the annuity benefit under this Contract. Any reference to the death of the Annuitant means the death of the first Annuitant to die.
Joint Owner - an Owner who has an undivided interest with the right of survivorship in this Contract with another Owner. Any reference to the death of the Owner means the death of the first Owner to die.
Non-Qualified Contract - a Contract which does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple-IRA or Tax Sheltered Annuity.
Notice - communication received by Us, at the Home Office, either in writing or in another form approved by Us in advance.
Your notices may be mailed to Us at:
Principal Life Insurance Company
P O Box 9382
Des Moines, Iowa 50306-9382
Owner - the person, including Joint Owner, who owns all the rights and privileges of this Contract. For the Principal® Variable Annuity Exchange Offer and Investment Plus Variable Annuity GMWB Exchange Offer, owner refers to the original owner.
Premium Payments - the gross amount You contributed to the Contract.
Qualified Plan(s) - retirement plans which receive favorable tax treatment under Section 401 or 403(a) of the Internal Revenue Code.
Separate Account Division (“Division(s)”) - a part of the Separate Account which invests in shares of an Underlying Mutual Fund. (Referred to in the marketing materials as “sub-accounts.”)
Separate Account Division Value - the sum of all Divisions’ values; each Division’s value is determined by multiplying the number of Units in that Division by the Unit Value of that Division.
Surrender - the withdrawal of all or part of the accumulated value of Your Contract.
Surrender Charge - the charge deducted upon certain partial Surrenders or total Surrender of the Contract before the Annuitization Date.
Transfer - moving all or a portion of Your accumulated value to or from one investment option or among several Investment Options. All transfers initiated during the same Valuation Period are considered to be one transfer for purposes of calculating the transaction fee, if any.
Underlying Mutual Fund - a registered open-end investment company, or a series or portfolio thereof, in which a Division invests.
Unit - the accounting measure used to determine Your proportionate interest in a Division.
Unit Value - a measure used to determine the value of an investment in a Division.
Valuation Date (Valuation Days) - each day the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.
Valuation Period - the period of time from one determination of the value of a Unit of a Division to the next. Each valuation period begins at the close of normal trading on the NYSE, generally 4:00 p.m. Eastern Time, on each Valuation Date and ends at the close of normal trading of the NYSE on the next Valuation Date.
We, Our, Us - Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.
You, Your - the Owner of this Contract, including any Joint Owner.

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